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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the inclusion of our audit report of the balance sheet dated July 9, 2002 as part of this Form 10-SB12G/A for Wiltex A, Inc.

                                       /s/ Killman, Murrell & Company, P.C.

Dallas, Texas
July 9, 2002